UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2012

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Overlay RSUs

Effective September 4, 2012, the Compensation and Development Committee (the “Committee”) of the Board of Directors of Radisys Corporation (the “Company”) awarded an aggregate of 291,375 performance-based restricted stock units (the “Overlay RSUs”) to our named executive officers and certain other employees pursuant to the Radisys Corporation 2007 Stock Plan (the “2007 Stock Plan”).

The Overlay RSUs are subject to a designated performance period beginning on September 1, 2012 and ending on December 31, 2013. The Overlay RSUs are eligible to be earned based upon the results achieved by the Company within three equally weighted, pre-defined quarterly performance goals: (i) product delivery milestones, (ii) design wins and (iii) operational goals relating to the Company’s cash cycle (collectively, the “Overlay Performance Goals”).

Up to 25% of the Overlay RSUs subject to an award may be earned based upon the Company’s achievement on each of: March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 (each, a “Quarterly Performance Date”). If the Company achieves at least the minimum threshold performance in respect to one of the Overlay Performance Goals, an award recipient may earn between 25.0% and 116.7% of the target number of Overlay RSUs that are eligible to be earned at such Quarterly Performance Date. Upon achievement of one or more of the Overlay Performance Goals on a Quarterly Performance Date, the Overlay RSUs that are earned for such period will then vest one year following such Quarterly Performance Date if the award recipient remains employed by the Company.

The following table contains the number of Overlay RSUs awarded to our named executive officers:

Name and principal position	Overlay RSUs
	Threshold	Target	Maximum
Michel A. Dagenais, Chief Executive Officer	11,875	47,500	55,417
Brian Bronson, President and Chief Financial Officer	7,750	31,000	36,167

The foregoing is intended to provide a brief description of the awards, but is not a complete description and is qualified in its entirety by reference to the full text of the 2007 Stock Plan and the attached Form of Overlay Plan Award Agreement for Performance-Based Restricted Stock Units, which is filed as Exhibit 10.1 to this report.

Cancellation of LTIP Tranche #1 Awards

Effective September 10, 2012, the Committee cancelled all outstanding awards under the Radisys Corporation Long-Term Incentive Plan (the “LTIP”), which awards were previously granted under the LTIP (the “Cancelled Awards”) with an expiration date of December 31, 2012 and represented, at the target payout amount for such awards, 715,700 shares of the Company’s common stock. Upon the cancellation of the Cancelled Awards, the shares underlying such awards became eligible for grants of additional awards under the LTIP.

Grant of LTIP RSUs

Effective September 10, 2012, the Committee awarded performance-based restricted stock units (the “LTIP RSUs”) for a maximum payout of up to 1,999,938 shares to our named executive officers and certain other employees pursuant to the LTIP.

The LTIP RSUs are subject to a designated performance period beginning on September 10, 2012 and ending on December 31, 2014. The LTIP RSUs are eligible to be earned based upon the results achieved by the Company within three weighted pre-defined semi-annual performance goals: (i) market penetration in respect of certain of the Company’s product groups (35%), (ii) sustainable long-term growth measured by design wins (35%) and (iii) financial performance relating to the Company’s growth in operating income (30%) (collectively, the “LTIP Performance Goals”).

Up to 25% of the LTIP RSUs subject to an award may be earned based upon the Company’s achievement on each of: June 30, 2013, December 31, 2013, June 30, 2014 and December 31, 2014 (each, a “Semi-Annual Performance Date”). If the Company achieves at least the minimum threshold performance in respect to one of the LTIP Performance Goals, an award recipient may earn between 26.25% and 125.0% of the target number of shares that are eligible to be earned at such Semi-Annual Performance Date. In addition, the number of shares that may be earned on a Semi-Annual Performance Date may be increased based upon an award multiplier ranging from 1.00 to 2.75 (the “LTIP Multiplier”) that is determined by reference to the per share price of the Company’s common stock (based on a thirty (30) day average as of the applicable Semi-Annual Performance Date), but in no event may the total number of shares issuable pursuant to an award exceed 2.5 times the target number of shares subject to the award. Upon achievement of one or more of the LTIP Performance Goals on a Semi-Annual Performance Date, the shares that are earned for such period will vest upon determination of such achievement by the Committee if the award recipient remains employed by the Company on such date or if the award recipient’s employment terminated after the Semi-Annual Performance Date and before the date of the Committee’s determination due to death, disability or termination without cause. An award recipient whose employment terminates prior to a Semi-Annual Performance Date due to death, disability or termination without cause will vest pro-rata (based on the number of days employed during the applicable semi-annual period) in the shares earned for such semi-annual period upon determination of achievement by the Committee.

The following table contains the number of shares that may be earned pursuant to the LTIP RSUs awarded to our named executive officers:

Name and principal position	Number of Shares (without LTIP Multiplier)			Maximum Number of Shares with LTIP Multiplier
	Threshold	Target	Maximum
Michel A. Dagenais, Chief Executive Officer	31,500	120,000	150,000	300,000
Brian Bronson, President and Chief Financial Officer	19,687	75,000	93,750	187,500

The foregoing is intended to provide a brief description of the awards, but is not a complete description and is qualified in its entirety by reference to the full text of the LTIP and the attached Form of LTIP Tranche #2 Award Agreement for Performance-Based Restricted Stock Units, which is filed as Exhibit 10.2 to this report.

Amendment to LTIP

Effective September 10, 2012, the Committee amended the LTIP to conform the provisions of the LTIP governing the vesting and acceleration of awards in the event of a change of control or other material corporate transaction to be more consistent with the existing terms of the 2007 Stock Plan. The foregoing is intended to provide a brief description of the amendment to the LTIP, but is not a complete description and is qualified in its entirety by reference to the full text filed as Exhibit 10.3 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Form of Overlay Plan Award Agreement for Performance-Based Restricted Stock Units.

10.2	Form of LTIP Tranche #2 Award Agreement for Performance-Based Restricted Stock Units.

10.3	Amendment to Radisys Corporation Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION

Date:	September 10, 2012	By:	/s/ Brian Bronson
Brian Bronson
President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Form of Overlay Plan Award Agreement for Performance-Based Restricted Stock Units.

10.2	Form of LTIP Tranche #2 Award Agreement for Performance-Based Restricted Stock Units.

10.3	Amendment to Radisys Corporation Long-Term Incentive Plan.